Investments in Associates	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN ASSOCIATES

15.	INVESTMENTS IN ASSOCIATES
The Company holds a number of investments which it accounts for using the equity method. The Company’s approximate interest in the outstanding stock of the more significant associates is as follows:

		December 31,
	Country	2012	2011
Al-Futtaim Willis Co. L.L.C.	Dubai	49%	49%
GS & Cie Groupe	France	30%	30%

The Company’s principal investment as of December 31, 2012 and 2011 is GS & Cie Groupe (‘Gras Savoye’), France’s leading insurance broker.
The Company’s original investment in Gras Savoye was made in 1997, when it acquired a 33 percent ownership interest. Between 1997 and December 2009 this interest was increased by a series of incremental investments to 49 percent.
On December 17, 2009, the Company completed a leveraged transaction with the original family shareholders of Gras Savoye and Astorg Partners, a private equity fund, to reorganize the capital of Gras Savoye (‘December 2009 leveraged transaction’). The Company, the original family shareholders and Astorg now own equal stakes of 30 percent in the capital structure of Gras Savoye and have equal representation of one third of the voting rights on its board. The remaining shareholding is held by a large pool of Gras Savoye managers and minority shareholders.
A put option that was in place prior to the December 2009 leveraged transaction, and which could have increased the Company’s interest to 90 percent, has been canceled and the Company now has a new call option to purchase 100 percent of the capital of Gras Savoye. If the Company does not waive the new call option before April 30, 2014, then it must exercise the new call option in 2015 or the other shareholders may initiate procedures to sell Gras Savoye. Except with the unanimous consent of the supervisory board and other customary exceptions, the parties are prohibited from transferring any shares of Gras Savoye until 2015. At the end of this period, shareholders are entitled to pre-emptive and tag-along rights.
In 2011 the Company’s ownership of Gras Savoye reduced from 31 percent to 30 percent following issuance of additional share capital as part of an employee share incentive scheme.
The carrying amount of the Gras Savoye investment as of December 31, 2012 includes goodwill of $83 million (2011: $82 million) and interest bearing vendor loans and convertible bonds issued by Gras Savoye of $47 million and $96 million respectively (2011: $43 million and $85 million, respectively).
A gain of $4 million was recorded in 2011 following conclusion of the accounting for the December 2009 leveraged transaction.
As of December 31, 2012 and 2011, the Company’s other investments in associates, individually and in the aggregate, were not material to the Company’s operations.
Condensed financial information for associates, in the aggregate, as of and for the three years ended December 31, 2012, is presented below. For convenience purposes: (i) balance sheet data has been translated to US dollars at the relevant year-end exchange rate, and (ii) condensed statements of operations data has been translated to US dollars at the relevant average exchange rate.

	2012	2011	2010
	(millions)
Condensed statements of operations data (i):
Total revenues	$497	$527	$510
(Loss) income before income taxes	(17)	5	61
Net (loss) income	(14)	(2)	43
Condensed balance sheets data (i):
Total assets	1,670	1,882	2,043
Total liabilities	1,559	1,736	1,825
Stockholders’ equity	111	146	218

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(i)	Disclosure is based on the Company’s best estimate of the results of its associates and is subject to change upon receipt of their financial statements for 2012.
For the year ended December 31, 2012, the Company recognized $3 million (2011: $4 million; 2010: $5 million) in respect of dividends received from associates.